UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09575

MEEHAN MUTUAL FUNDS, INC.
(Exact name of Registrant as Specified in Charter)

7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-301-543-8881

THOMAS P. MEEHAN, PRESIDENT
7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Name and Address of Agent for Service)

Copy to:
ROBERT J. ZUTZ, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C.  20006

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1. Reports to Shareholders

MEEHAN FOCUS FUND

ANNUAL REPORT

October 31, 2013

This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

Meehan Focus Fund A Series of Meehan Mutual Funds, Inc. 7250 Woodmont Avenue, Suite 315 Bethesda, MD 20814 (866) 884-5968	Distributor: Integrity Fund Distributors, LLC 1 North Main Street Minot, ND 58703 (800) 933-8413

December 23, 2013

Dear Fellow Shareholders*:
The total return for the Meehan Focus Fund (the Fund) for its fiscal year ended October 31, 2013, was 29.01%.  The Fund’s net asset value (NAV) at October 31 was $20.42 per share (net of a $0.72 per share capital gain and income distribution).  Over the past fiscal year the Fund’s return exceeded the Standard and Poor’s 500 Total Return Index** (S&P 500) but trailed the NASDAQ Composite Index** (NASDAQ).  However, the Fund has outperformed both the S&P 500 and the NASDAQ since its inception in December of 1999.  The Fund’s results for its 2013 fiscal year, for five years, ten years, and since inception are shown below with comparable results for the S&P 500 and NASDAQ.

	Fiscal Year November 1, 2012 - October 31, 2013	Annualized Return Five Years November 1, 2008 - October 31, 2013	Annualized Return Ten Years November 1, 2003 - October 31, 2013	Annualized Return From Inception December 10, 1999 - October 31, 2013
Meehan Focus Fund	29.01%	13.24%	6.88%	5.43%
S&P 500 Total Return Index **	27.18%	15.16%	7.45%	3.54%
NASDAQ**	31.66%	17.88%	7.32%	0.62%

Past performance does not guarantee future results.  Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance information, please call (866) 884-5968.

The Meehan Focus Fund's total annual expenses are 1.03%.***
______________________
* The views expressed herein are not meant as investment advice.  Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future.  Please consider the investment objectives, risks, charges, and expenses of the Fund before investing.  Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund.  Read the prospectus carefully before investing.
** The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  Index performance does not include transaction costs or other fees, which will affect actual performance.
*** Includes the impact of expenses of the registered investment companies and exchange traded funds in which the Fund invests.  The operating expenses disclosed above are current as of the Fund’s most recent prospectus.  More recent operating expense information can be found in the Financial Highlights section of this report.

Having overcome the drag from reduced government spending and increased taxes to march higher earlier this year, the market shrugged off a government shutdown and another brush with debt default to rise further through the fall.

The recent decision by the Federal Reserve (the Fed) to begin reducing monetary stimulus measures finally answered the question that has dominated investors’ psyche since the spring.  Although the Fed tapered its monthly bond buying program, it did so only modestly while emphasizing that any future reductions will be data dependent and that its zero interest rate policy will likely remain in effect for longer than previously anticipated.  It appears that for now these assurances, combined with evidence of sustainable economic growth, were enough to convince investors to view the taper as a positive, not a negative, development.  The market responded to the announcement by rallying, sending the S&P to a new high.

While the market has had a tremendous run this year, we are optimistic that next year’s returns will also be positive, although they are unlikely to reach this year’s heights.  In addition to Fed support, the market is underpinned by improving economies here in the United States and abroad – even in Europe – and rising corporate earnings.

Economic data from November have pointed to accelerating growth: the economy added 203,000 jobs and the unemployment rate fell to 7%, a five-year low; industrial production rose to its highest point since 2007; and retail sales rose 0.7%, the largest gain in five months.  In another encouraging development, Congress reached a two-year budget deal that would help provide some much-needed clarity on that front.

As an investor it is always important to consider potential pitfalls when evaluating an investment’s prospects.  Looking to 2014, risks to the market include how the Federal Reserve manages its tapering program, renewed political gridlock on Capitol Hill, a slow and still fragile economic recovery both here and even more so in Europe, and ongoing geopolitical tensions in the Middle East and elsewhere.

In the current market attractively valued stocks are harder to come by than they were several years ago, but we have added three new positions to the Fund’s portfolio over the past six months: car maker General Motors, credit card issuer and bank Capital One Financial, and pharmacy benefit manager Express Scripts.  All three companies sell at below market price/earnings ratios and have, in our view, strong growth potential.  We also added significantly to our existing positions in Kohl’s and Western Union.

Since our last report we exited the Fund’s two smallest positions, steelmaker Steel Dynamics and natural gas producer WPX Energy, both at solid gains.  In addition, we substantially reduced our position in Exxon.  Proceeds from these sales were redeployed to new and existing holdings that we believe possess better growth prospects going forward.

Portfolio Review

The attached Schedule of Investments identifies the stocks the Fund owned and their market value as of October 31, 2013.  The Fund held 36 stocks, and 80.9% of the Fund’s assets were invested in 25 companies. The top 10 holdings, which represented 41.0% of the Fund’s portfolio on October 31, were as follows:

	Company	% of Fund
1.	Lowe’s Companies	5.0
2.	Johnson Controls, Inc.	4.9
3.	Berkshire Hathaway Inc. - B	4.5
4.	National Oilwell Varco	4.4
5.	Pfizer Inc.	4.0
6.	General Electric Co.	4.0
7.	Microsoft Corp.	3.9
8.	Automatic Data Processing, Inc.	3.5
9.	Novartis AG	3.4
10.	Aflac, Inc.	3.4
		41.0

As of October 31, 2013, all of the Fund’s top ten holdings showed gains since the Fund purchased them.  The Fund’s largest gains, in dollar terms, were in Berkshire Hathaway, General Electric, and Lowe’s.

Robust returns from Lowe’s, Johnson Controls, and National Oilwell Varco helped to drive the Fund higher over the past six months.  Weaker performance from Compass Minerals, the WisdomTree Emerging Markets Equity Income exchange traded fund (WisdomTree ETF), and Exxon partially offset these results.

Shares of Compass, a producer of de-icing salt and sulfate of potash, a valuable fertilizer component, took a hit in July after potash prices dropped sharply on news that the Belarus Potash Company cartel was breaking up.  Despite this setback, Compass’s high-quality, low-cost potash operations should remain profitable, and its position in the salt business, which generates the majority of its revenue and profit, remains strong.  We believe Compass can boost its earnings and share price even in a lower potash price environment.

Results from the WisdomTree ETF were dented by slowing growth and currency volatility as lower commodity prices and concerns over reduced liquidity made investors more cautious.  Despite recent struggles, in our view long-term growth in the emerging markets will outpace that of developed markets and should reward investors with solid returns.

An ill-timed move into U.S. natural gas production and difficulty finding attractively priced new reserves have caused Exxon’s returns to trail the market over the past year.  Although we reduced the Fund’s Exxon position in the fall to reallocate funds to stocks we believe have better current growth prospects, we consider Exxon the most attractive of the major integrated oil companies and expect it to produce solid returns for the Fund.

Brief Discussion of Three of the Fund’s Top Holdings

	Average Cost Per Share	October 31, 2013 Market Price per Share	Percent Increase (Decrease)
Kohl’s Corp.	$48.15	$56.80	18.0%
PNC Financial Services Group, Inc.	$60.47	$73.53	21.6%
Horsehead Holding Corp.	$9.58	$14.57	52.1%

Price (12/12/2013) Market Cap ($B) Dividend Yield Forward Price/Earnings Price/Book Value Price/Sales Return on Equity	$54.97 $11.8 2.5% 11.2 2.0 0.6 15.5%

Kohl’s is a Midwest-based operator of 1,155 department stores located in 49 states that cater to middle-income, value-focused customers.  Kohl’s has positioned itself as a niche retailer offering a wide selection of exclusive brand-name and private-label apparel, excellent price-to-value, and convenient, easy-to-shop off-mall locations.  These factors helped Kohl’s weather the recession better than most retailers and gain market share in its aftermath.

Kohl’s store format is less costly to operate than most mall-based department store chains, giving it a significant cost advantage over its competitors.  In addition, with its private- and exclusive-label brands now accounting for more than 50% of total sales, Kohl’s enjoys higher operating profit margins than the industry average, which has given it ample room to maneuver through economic cycles.

Kohl’s customer loyalty is among the highest in the industry, with over 58% of patrons holding the company’s own credit card.  These members are shown to have the highest rates and dollar value of purchases.

In recent years the company invested heavily in technology aimed at improving its operations, processes, and most significantly its online sales.  Online sales are now growing at more than 40% per year, and will top $1.4 billion in 2013, out of total sales of $19 billion.  Online sales are forecasted to approach 10% of total sales by the end of 2014.  Over the long run continued growth in online sales will reduce the company’s net capital investment needs and improve profitability.

In our opinion Kohl’s financial health is strong and its management shareholder friendly.  The company generates approximately $2 billion a year in operating cash flow which, after a moderate store expansion budget, has been more than sufficient to fund $1 billion a year in share buybacks and dividends.  It has repurchased nearly 25% of outstanding shares in the last two years while maintaining double-digit dividend growth, as management has honored its commitment to pay out 30% of its growing earnings to shareholders.

We consider Kohl’s a core value holding with an attractive forward price/earnings ratio of 11.2, a healthy and growing dividend and current yield of 2.5%, and solid growth prospects.

Price (12/12/2013) Market Cap ($M) Dividend Yield Forward Price/Earnings Price/Book Value Price/Sales Return on Equity	$75.82 $40.2 2.3% 10.7 1.0 2.5 9.1%

PNC is a diversified financial services company and one of the top ten largest bank holding companies in the United States.  It has grown significantly in recent years, primarily through selective and opportunistic acquisitions of distressed or poorly-performing banks (National City in 2008, RBC Bank USA in 2012), which have doubled its assets and expanded its network to more than 2,500 branches throughout the Midwest, Mid-Atlantic, and Florida.

PNC management is credited with navigating the financial crisis with great discipline, avoiding many of the pitfalls of subprime mortgages and complex securitizations that plagued so many of its competitors.  As a result, the bank has emerged as one of the strongest super-regionals, with a healthy Tier 1 capital ratio of 10.4%, steadily declining loan losses (at less than 1% of total loans), and a stable, low-cost deposit-funding base that covers 89% of total loans.

During 2013, PNC has successfully grown its own organic base of commercial and retail customers, leading to double-digit loan and deposit growth, after several years of anemic loan activity.  It also continues to grow its fee-based businesses, which has helped cushion the negative impact of the low interest rate environment.

In the latest Federal Reserve stress test of major U.S. banks, PNC performed well.  Under highly adverse hypothetical scenarios (13% unemployment, a 21% further decline in housing prices, and a 50% drop in the stock market), PNC’s Tier 1 common ratio fell from 10.3% to 5.9%, still well above the minimum requirements.  With the Fed’s permission, the bank has pursued a significant stock repurchase plan and steadily increased its dividend to an above-average yield of 2.3%.

As we have tracked the recovery of the banking sector over the last several years, we have been continuously impressed by the results at PNC.  Management has maintained strict discipline in its pursuit of acquisitions, in its core underwriting and balance sheet management, and in overall expense controls.   As such, we chose PNC as the first bank stock to be added to the Fund in several years, and we expect it to continue to perform well and reward shareholders.

Price (12/12/2013) Market Cap ($M) Forward Price/Earnings Price/Book Value Price/Sales	$14.30 $721.2 27.6 1.9 1.4

Horsehead Holding is a leading U.S. producer of specialty zinc and nickel-based products used in a wide variety of industrial applications from the fabrication of steel to the production of alkaline batteries, rubber tires, paints, and pharmaceuticals.  Headquartered in Pittsburgh, PA, the company employs approximately 1,100 people and has production and/or recycling operations at seven facilities located in the United States and in Canada.

For any producer of commodity products, it is critical to be a low-cost provider in order to withstand swings in underlying commodity prices.  Horsehead holds this enviable position among zinc producers and we believe it will solidify this position further with its new production facility in Mooresboro, NC, slated to begin production by the end of 2013.  This new facility is strategically sited in close proximity to an electric arc furnace steel plant.  Electric arc furnaces generate furnace dust, a waste product of steel manufacturing, which Horsehead’s new plant will recycle into zinc.

Once fully operational (estimated to take six months), management expects the project to deliver $90 to $110 million of incremental annual earnings to Horsehead’s bottom line.  Management also expects it to reduce hedging costs, maintenance capital spending, and cash taxes for the company over the long term.  All in all, the plant should significantly reduce the cash breakeven point for the company to well below even today’s commodity price of zinc.

While Horsehead has the smallest market capitalization of the Fund’s current holdings, its low-cost model is the type of competitive advantage that we look for in all of our holdings.  We believe the market rewards a low-cost producer with a solid market position, and we anticipate further gains as the full benefits of its new production facility are realized in the years ahead.

Sources for charts and text:  Morningstar, Value Line, Standard and Poor’s, Argus, Yahoo Finance, company reports, and Edgemoor Investment Advisors estimates

Conclusion

We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success.  You can check the Fund’s NAV online at any time by typing the Fund’s symbol (MEFOX) into most stock quotation services.  Best wishes for a happy holiday season – and please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

Sincerely,

Thomas P. Meehan

Paul P. Meehan

R. Jordan Smyth, Jr.

Managers, Meehan Focus Fund

Past performance is not predictive of future performance.

	Annualized Total Return**

	One year Ending 10/31/13	Five years Ending 10/31/13	Ten Years Ending 10/31/13
Meehan Focus Fund	29.01%	13.24%	6.88%
S&P 500 Total Return Index	27.18%	15.16%	7.45%
NASDAQ Composite Index	31.66%	17.88%	7.32%

*   The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index.  It is important to note that the Meehan Focus Fund is a professionally managed mutual fund; the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  An index is not an investment product available for purchase.

**   Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

FUND EXPENSES (unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value April 30, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* April 30, 2013 – October 31, 2013
Actual	$1,000.00	$1,136.30	$5.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24

* Expenses are equal to the Fund’s annualized total operating expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by the days in the year (365) to reflect the half-year period.

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2013
	Quantity	Fair Value

COMMON STOCKS (95.0%)

Consumer Discretionary (17.0%)
*General Motors Co	30,000	$1,108,500
Johnson Controls, Inc	53,000	2,445,950
Kohl’s Corp	27,000	1,533,600
Lowe's Companies Inc	50,000	2,489,000
Tupperware Brands Corp	12,000	1,075,800
		8,652,850

Consumer Staples (1.8%)
Nestle SA Reg B ADRS	12,500	905,125

Energy (9.2%)
Devon Energy Corp	13,000	821,860
Exxon Mobil Corp	11,353	1,017,456
National Oilwell Varco Inc	27,000	2,191,860
Noble Corp	17,000	640,900
		4,672,076

Financials (16.1%)
Aflac, Inc	26,000	1,689,480
American Express Co	17,000	1,390,600
American Intl Group Inc New	25,000	1,291,250
*Berkshire Hathaway - Class B	19,250	2,215,290
Capital One Financial	2,250	154,508
PNC Financial Services Group Inc	20,000	1,470,600
		8,211,728

Health Care (15.9%)
*Express Scripts Holding Co	16,000	1,000,320
Johnson & Johnson	15,000	1,389,150
Novartis AG - ADR	22,000	1,706,100
Pfizer Inc	65,000	1,994,200
Thermo Fisher Scientific Inc	10,000	977,800
WellPoint Inc	12,000	1,017,600
		8,085,170

Industrials (7.5%)
General Electric Co	75,000	1,960,500

3M Co	8,000	1,006,800
United Parcel Service Inc - Class B	9,000	884,160
		3,851,460

Information Technology (20.8%)
Apple Inc	3,100	$1,619,285
Automatic Data Processing, Inc	23,000	1,724,310
Cisco Systems Inc	50,000	1,125,000
*Google Inc - Class A	1,400	1,442,812
Intel Corp	60,000	1,465,800
Microsoft Corp	55,000	1,944,250
Western Union Company	75,000	1,276,500
		10,597,957

Materials (6.7%)
Compass Minerals International Inc	12,000	893,640
*Horsehead Holding Corp	100,000	1,451,000
Methanex Corp	18,983	1,104,051
		3,448,691

TOTAL COMMON STOCKS (COST: $30,249,397)		$48,425,057

EXCHANGE TRADED FUNDS (1.2%)
WisdomTree Emerging Mkts Equity Income Fund (COST: $584,336)	11,500	$614,100

SHORT-TERM SECURITIES (3.9%)	Shares
^First Western Bank Collective Asset Fund 0.150% (COST: $2,001,966)	2,001,966	$2,001,966

TOTAL INVESTMENTS (COST: $32,835,699) (100.1%)		$51,041,123
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)		(35,355)

NET ASSETS (100.0%)		$51,005,768

* Non-income producing investment
^ Variable rate security; rate shown represents rate as of October 31, 2013
ADR – American Depository Receipts

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2013

ASSETS
Investments in securities, at fair value (cost $32,835,699)(Note 1)	$51,041,123
Receivable for Fund shares sold	3,458
Accrued dividends receivable	21,710
Accrued interest receivable	117
Total assets	$51,066,408

LIABILITIES
Payable for Fund shares redeemed	$15,000
Dividends payable	3,484
Due to advisor (Note 5)	42,156
Total liabilities	$60,640

NET ASSETS	$51,005,768

NET ASSETS ARE REPRESENTED BY:
Common Stock (100,000,000 shares of $.0001 par value authorized)	$250
Additional capital paid-in	32,639,961
Accumulated net realized gain (loss) on investments	120,427
Accumulated undistributed net investment income	39,706
Net unrealized appreciation on investments	18,205,424

NET ASSETS	$51,005,768

Shares outstanding	2,497,334

Net asset value per share*	$20.42

*Redemption price is equal to net asset value less any applicable redemption fee (Note 1).

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2013

INVESTMENT INCOME
Interest	$828
Dividends (net of foreign withholding taxes of $14,616)	963,035
Total investment income	$963,863

EXPENSES
Investment advisory fees (Note 5)	$355,638
Service fees (Note 5)	88,909
Total expenses	$444,547

NET INVESTMENT INCOME (LOSS)	$519,316

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments	$1,204,271
Net change in unrealized appreciation (depreciation) of investments	9,640,610
Net realized and unrealized gain (loss) on investments	$10,844,881

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,364,197

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	10/31/13	10/31/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$519,316	$560,221
Net realized gain (loss) from investment transactions	1,204,271	1,221,815
Net change in unrealized appreciation (depreciation) on investments	9,640,610	2,190,104
Net increase (decrease) in net assets resulting from operations	$11,364,197	$3,972,140

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(525,980)	$(550,975)
Net realized gains	(1,206,026)	(1,152,087)
Total distributions	$(1,732,006)	$(1,703,062)

CAPITAL SHARE TRANSACTIONS (Note 2)
Proceeds from sale of shares	$1,912,420	$1,300,755
Proceeds from reinvested dividends	1,727,034	1,698,171
Cost of shares redeemed	(2,666,944)	(2,327,851)
Net increase (decrease) in net assets resulting from capital share transactions	$972,510	$671,075

TOTAL INCREASE (DECREASE) IN NET ASSETS	$10,604,701	$2,940,153
NET ASSETS, BEGINNING OF PERIOD	$40,401,067	$37,460,914
NET ASSETS, END OF PERIOD	$51,005,768	$40,401,067

Accumulated undistributed net investment income	$39,706	$46,371

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
NET ASSET VALUE, BEGINNING OF PERIOD	$16.41	$15.51	$14.86	$13.28	$12.34

Income (loss) from investment operations:
Net investment income (loss)	$0.21	$0.23	$0.17	$0.11	$0.12
Net realized and unrealized gain (loss) on investments	4.52	1.39	0.82	1.58	0.94
Total from investment operations	$4.73	$1.62	$0.99	$1.69	$1.06

Less Distributions:
Distributions From net investment income	$(0.22)	$(0.23)	$(0.14)	$(0.11)	$(0.12)
Dividends From net realized gains	(0.50)	(0.49)	(0.20)	0.00	0.00
Total distributions	$(0.72)	$(0.72)	$(0.34)	$(0.11)	$(0.12)

NET ASSET VALUE, END OF PERIOD	$20.42	$16.41	$15.51	$14.86	$13.28

Total Return*	29.01%	10.47%	6.78%	12.75%	8.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$51,006	$40,401	$37,461	$35,002	$31,221
Ratio of expenses to average net assets**	1.00%	1.01%	1.15%	1.15%	1.14%
Ratio of net investment income to average net assets	1.17%	1.39%	1.08%	0.78%	1.00%
Portfolio turnover rate	16.76%	23.26%	18.47%	21.27%	30.28%

*Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

** This ratio excludes the impact of expenses of the registered investment companies and exchange traded funds in which the Fund may invest.

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2013

1.           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Meehan Mutual Funds, Inc. (the “Company”) is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the “Fund”).  The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”).  The Fund’s investment objective is long-term growth of capital.  The Fund commenced operations on December 10, 1999.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation—Common stocks and exchange traded funds listed on a securities exchange are valued at the last quoted sales price on the day of the valuation.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value.  Investments in open end investment companies are valued at the closing net asset value on the day of valuation.  The Board will consider the following factors when fair valuing securities:  (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund’s holdings.

b) Federal Income Taxes—No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

As of and during the fiscal year ended October 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the fiscal year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for the tax years before 2010.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2013

1.           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (continued)
c) Distributions to Shareholders—Dividends from net investment income and distributions of net realized capital gains, if any, will be recorded on ex-dividend date and paid at least annually.  Income and capital gain distributions are determined in accordance with federal income tax regulations that may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

d) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

e) Redemption Fee – A redemption fee of 2% of the value of the shares sold will be imposed on Fund shares redeemed within 7 calendar days of their purchase.

f) Investment Transactions, Shareholder Transactions, Investment Income and Expenses—Investment and shareholder transactions are recorded on trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

2.           FAIR VALUE MEASUREMENTS
Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities
●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2013

2.           FAIR VALUE MEASUREMENTS – (continued)
The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2013.

	Level 1	Level 2	Level 3	Total
Common Stocks*	$48,425,057	$0	$0	$48,425,057
Exchange Traded Funds	614,100	0	0	614,100
Short-Term Securities	2,001,966	0	0	2,001,966
Total	$51,041,123	$0	$0	$51,041,123
* See schedule of investments to view Common Stocks segregated by sector type.

The Fund did not hold any Level 3 assets during the fiscal year ended October 31, 2013. The Fund did not hold any derivative instruments at any time during the fiscal year ended October 31, 2013. There were no transfers into or out of Level 1 or Level 2 during the fiscal year ended October 31, 2013. The Fund considers transfers into or out of Level 1 or Level 2 as of the end of the reporting period.

3.           CAPITAL SHARE TRANSACTIONS
Transactions in shares were as follows:
	Fiscal Year Ended October 31, 2013	Fiscal Year Ended October 31, 2012
Sold…………………………............................................................................	103,197	78,965
Reinvestments……………….........................................................................	87,931	104,009
Redeemed…………………….........................................................................	(155,786)	(136,557)
Net Increase………………….........................................................................	35,342	46,417

4.           INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the fiscal year ended October 31, 2013, were as follows:

Purchases..................................................................................................................................	$7,330,976
Sales...........................................................................................................................................	$9,215,120

MEEHAN FOCUS FUND
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2013

5.           ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Advisory Agreement with Edgemoor Investment Advisors, Inc. (the “Advisor”) to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.80% as applied to the Fund’s average daily net assets. For the fiscal year ended October 31, 2013, the Advisor received fees of $355,638.

The Fund has entered into an Operating Services Agreement (the “Servicing Agreement”) with the Advisor to provide or arrange for day-to-day operational services to the Fund.  Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.20% as applied to the Fund’s average daily net assets. For the fiscal year ended October 31, 2013, the Advisor received fees of $88,909.

The Fund and the Advisor have entered into an Investment Company Services Agreement with Integrity Fund Services, LLC to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar and recordkeeping services.

The effect of the Advisory Agreement and the Servicing Agreement is to place a “cap” on the Fund’s normal operating expenses at 1.00%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

The Fund and the Advisor have entered into a Distribution Agreement with Integrity Funds Distributor, LLC to provide distribution services to the Fund.

The Fund has adopted a Plan of Distribution under Rule 12b-1 of the 1940 Act, which allows it to finance activities primarily intended to sell shares. The Plan was not implemented during the fiscal year ended October 31, 2013.

One of the directors and officers of the Fund is a director and officer of the Advisor and the two remaining officers of the Fund are also officers of the Advisor.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2013

6.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL
At October 31, 2013, unrealized appreciation (depreciation) of investments for tax purposes was as follows:
Appreciation……………………………………...................	$18,299,771
Depreciation……………………………………....................	(94,347)
Net appreciation (depreciation) on investments…...........	$18,205,424

At October 31, 2013, the cost of investments for federal income tax purposes was $32,835,699.

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:
	2013	2012
Distributions from ordinary income	$525,980	$550,975
Distributions from capital gains	$1,206,026	$1,152,087

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$39,706
Undistributed capital gains	120,427
Unrealized appreciation (depreciation) of securities	18,205,424
$18,365,557

7.           FOREIGN SECURITIES RISK
The Fund may invest up to 25% of its total assets in foreign securities.  Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

8.           NON-DIVERSIFICATION RISK
The Fund is a non-diversified Fund. As a result, the Fund’s holdings may be more concentrated in a limited number of securities and the value of its shares may be more sensitive than a diversified fund to any single economic, business, political, or regulatory occurrence.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2013

9.           NEW ACCOUNTING PRONOUNCEMENTS
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU’) No. 2011-11 related to the disclosure about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact, if any, this amendment may have on the Fund’s financial statements.

DIRECTORS AND OFFICERS as of October 31, 2013 (unaudited)
DIRECTORS			Number of portfolios in Fund Complex
			Overseen by	Other

		Length of	Director	Directorships
Name, Age and Address	Position	Time Served		Held
Thomas P. Meehan (DoB 1940) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	President and Director	Since 1999	1	None

Principal Occupation During Past 5 years:
President, Edgemoor Investment Advisors, Inc., a registered investment Advisor, since October 1999. President, Sherman, Meehan, Curtin & Ain, P.C., a Washington, DC, law firm (1993 thru September, 1999). Trustee, Sherman, Meehan Curtin & Ain, P.C. Pension and Profit Sharing Plans (1973-1999).

Andrew Ferrentino (DoB 1940) c/o Edgemoor Investment Advisors 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Independent Director	Since 1999	1	None

Principal Occupation During Past 5 years:
Private consultant in the computer software industry (January 1, 1999 to present). Member, Board of Directors Template Software, Inc. from 1997 to 1999. President, Template Software, Inc. from 1982 to December 31, 1998.

Peter R. Sherman (DoB 1939) c/o Edgemoor Investment Advisors 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Independent Director	Since 2003	1	None

Principal Occupation During Past 5 years:
Adjunct Professor of Law, American University Washington College of Law, 1992 to present; counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May, 2003 to June, 2005; cofounder of (1968), principal in and then counsel to Sherman, Meehan, Curtin & Ain, P.C. through April, 2003.

DIRECTORS AND OFFICERS as of October 31, 2013 (unaudited) – Continued
OFFICERS			Number of portfolios in Fund
			Complex	Other Directorships
		Length of	Overseen	Held
Name, Age and Address	Position	Time Served	by Director
Paul P. Meehan (DoB 1963) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President, Treasurer & Chief Compliance Officer	Since 2002	N/A	None

Principal Occupation During Past 5 years:
Managing Director, Edgemoor Investment Advisors, Inc., January 2006 to present; Director, Edgemoor Capital Management, Inc., January 2005 to December 2005; Vice-President, Edgemoor Capital Management, Inc., December 2002 to January 2005.

R. Jordan Smyth, Jr. (DoB 1965) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President & Secretary	Since 2005	N/A	None

Principal Occupation During Past 5 years:
Managing Director, Edgemoor Investment Advisors, Inc., January 2005 to present; Director, Edgemoor Capital Management, Inc., April 2003 to December 2004; Director, Wachovia Securities, June 1996 to February 2003.

Aggregate remuneration paid by the Advisor during the 2013 fiscal year to all Directors totaled $10,000. Directors serve for the lifetime of the Fund, or until they are removed or resign. Officers are elected annually for one year terms. The Fund's Statement of Additional Information includes additional information about the Directors and Officers and may be obtained via the internet at www.meehanfocusfund.com or without charge, by calling (866) 884-5968.

Thomas P. Meehan, Paul P. Meehan and R. Jordan Smyth, Jr., qualify as “interested persons” of the Fund as that term is defined by the 1940 Act, as amended. Each is affiliated with the Advisor.

*************************

This report is for the information of the shareholders of Meehan Focus Fund. For more complete information, including risks, fees and expenses, contact the Fund without charge at (866) 884-5968 for a prospectus.

MEEHAN FOCUS FUND

Notice to Shareholders
October 31, 2013

QUARTERLY FILINGS ON FORM N-Q – The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s Forms N-Q is also available upon request by calling 1-866-884-5968.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2013 – Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Meehan Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Meehan Mutual Funds, Inc., comprising Meehan Focus Fund (the “Fund”), as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended to October 31, 2009, were audited by another independent registered public accounting firm, whose report dated December 29, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund constituting Meehan Mutual Funds, Inc. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
December 23, 2013

Item 2. Code of Ethics

As of the end of the fiscal period October 31, 2013, Meehan Mutual Funds, Inc. (the “Company”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. The Company has not made any amendments to its code of ethics during the covered period. The Company has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Company’s Board of Directors (“Board”) has determined that it does not have a member who qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. However, the Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the Audit Committee members have sufficient financial expertise to address any issues that are likely to come before the Audit Committee, including the evaluation of the Company's financial statements, supervision of the Company's preparation of its financial statements, and oversight of the work of the Company's independent auditors.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed by the Company’s independent public accountants, Cohen Fund Audit Services, Ltd. (“Cohen”), for professional services rendered in connection with the audit of the Company’s financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,000 for the fiscal period ended October 31, 2012, and $12,000 for the fiscal period ended October 31, 2013.

(b) Audit-Related Fees

The aggregate fees Cohen billed to the Company for assurance and other services which are reasonably related to the performance of the Company’s audit and are not reported under Item 4(a) were $0 for the fiscal period ended October 31, 2012 and $0 for the fiscal period ended October 31, 2013. These fees were to pay for the consent letter, accompanying the prospectus, as well as the personal property tax return preparation. The aggregate fees Cohen billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2012 and $400 for the fiscal period ended October 31, 2013.

(c) Tax Fees

The aggregate tax fees Cohen billed to the Company for tax compliance, tax advice, and tax planning services were $2,000 for the fiscal period ended October 31, 2012 and $2,540 for the fiscal period ended October 31, 2013. The aggregate tax fees Cohen billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2012 and $0 for the fiscal period ended October 31, 2013.

(d) All Other Fees

For the fiscal periods ended October 31, 2011 and October 31, 2012, the Company paid Cohen no other fees. The aggregate fees Cohen billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for any other services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2012 and $0 for the fiscal period ended October 31, 2013.

(e) The Company’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Directors of the Company) is responsible for pre-approval of all auditing services performed for the Company. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Directors) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder) of all non-auditing services performed for the Company or for any service affiliate of the Company. The Company’s Audit Committee pre-approved all fees described above which Cohen billed to the Company.

(f) Less than 50% of the hours billed by Cohen for auditing services to the Company for the fiscal period ended October 31, 2013, were for work performed by persons other than full-time, permanent employees of Cohen.

(g) The aggregate non-audit fees billed by Cohen to the Company and to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser were $2,000 for the fiscal period ended October 31, 2012 and $2,940 for the fiscal period ended October 31, 2013.

(h) The Company’s Audit Committee has not considered the non-audit services provided to the Company and the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser as described above because no non-audit services were performed by the accountant.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Company.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the Company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Company.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of December 27, 2013.

(b)
There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d)) of Meehan Mutual Funds, Inc. that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to the Company.

(b)	The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEEHAN MUTUAL FUNDS, INC.
Date: January 3, 2014

/s/ Thomas P. Meehan
Thomas P. Meehan
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

MEEHAN MUTUAL FUNDS, INC.
Date: January 3, 2014

/s/ Thomas P. Meehan
Thomas P. Meehan
Principal Executive Officer

MEEHAN MUTUAL FUNDS, INC.
Date: January 3, 2014

/s/ Paul P. Meehan
Paul P. Meehan
Principal Financial Officer